Exhibit 32



      CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     I, John C. East, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Actel Corporation on Form 10-Q for the fiscal quarter ended April 3 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Actel Corporation.



                                               By:       /s/ John C. East
                                                  ------------------------------
                                                           John C. East
                                                      Chief Executive Officer
                                                         Actel Corporation




     I, Jon A. Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Actel Corporation on Form 10-Q for the fiscal quarter ended April 3 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Actel Corporation.



                                               By:     /s/ Jon A. Anderson
                                                  ------------------------------
                                                         Jon A. Anderson
                                                     Chief Financial Officer
                                                        Actel Corporation